Operating Income	12 Months Ended
Dec. 31, 2017
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Operating Income

Note 15: Operating Income

The operating income is broken down in the following manner:

	December 31,
	2015	2016	2017
	(thousands of Euros)
Revenues	202	—	—
Research tax credit	5,685	7,228	9,330
Subsidies	279	303	271
Other operating income	—	1,554	2,308

Total	6,166	9,084	11,909

The revenues of the Company are composed of the sales of Diallertest® products whose commercialization was discontinued on September 1, 2015.

As of December 31, 2016 and 2017, the Company also recorded as other income a portion of the upfront fee and milestones agreed under the contract with Nestlé which are deferred over the performance obligation. As of December 31, 2017, we had recorded deferred revenue of €9.5 million related to our collaboration with Nestlé Health Science, which will be deferred and recognized ratably over the service obligation period. We expect the service obligation period to be completed in the second half of 2021.